                  SECURITIES AND EXCHANGE COMMISSIONPRIVATE
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 6, 1998
               Date of Report (Date of earliest event reported)


                           NOVASTAR FINANCIAL, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)

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
         Maryland                                001-135333                      74-2830661
         --------                                ----------                      ----------
(State or Other Jurisdiction               (Commission File Number)  (I.R.S. Employer Identification No.)
    (of Incorporation)

     1901 West 47th Place
     Suite 105
     Westwood, Kansas                                                               66205
     ----------------                                                       -------------------
     (Address of Principal Executive Offices)                                    (Zip Code)
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                                (913) 362-1090
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

         INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events
            ------------

            NovaStar Financial, Inc. (the "Company") has amended its Charter to include in Article XI a revised Section 3, "Prevention of Transfer," and a revised definition of "Beneficial Ownership" in Section 1. The Certificate of Amendment was filed with the State of Maryland, State Department of Assessments and Taxation on June 30, 1998. A copy of the Certificate of Amendment of the Company's Charter is included herewith as Exhibit 3.1.1, and a copy of the related Press Release is included herewith as Exhibit 99.



Item 7(c).  Exhibit
            -------

            3.1.1 NovaStar Financial, Inc. Certificate of Amendment, as filed June 30, 1998.

            99       Press Release, dated July 2, 1998




                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 1998



                                          NOVASTAR FINANCIAL, INC.



                                          By: /s/ Mark J. Kohlrus
                                              --------------------------------
                                              Mark J. Kohlrus
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer

                                 EXHIBIT INDEX

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Exhibit Number                                                              Page Number
--------------                                                              -----------
3.1.1             NovaStar Financial, Inc. Certificate of Amendment,             4
                  as filed June 30, 1998.

99                Press Release, dated July 2, 1998                              6
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